UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2018

CPI AEROSTRUCTURES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	001-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

91 Heartland Boulevard, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 586-5200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Holdco under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2018, CPI Aerostructures, Inc. (the “Company”) consummated the acquisition contemplated by that certain Stock Purchase Agreement, dated as of March 21, 2018 (the “Agreement”) between the Company and Air Industries Group (“Seller”), as amended. The Agreement provides, among other things, for the purchase by the Company from Seller all of the shares of Welding Metallurgy, Inc. (“WMI”), a wholly owned subsidiary of Seller (the “Acquisition”). At closing, the Company paid approximately $7.9 million in cash, after a closing working capital adjustment of the purchase price. $2,000,000 of such amount was placed in escrow, $500,000 to cover any adjustment of the purchase price based on a post-closing reconciliation of closing working capital and $1,500,000 to cover any post-closing adjustment of closing working capital in excess of $500,000 and Company indemnification claims.

Immediately prior to the consummation of the Acquisition, the Company and Seller entered into an amendment to the Agreement (the “Second Amendment”) which provides, among other things, for a reduction of target working capital from $9.5 million to $9.2 million.

As previously disclosed, the Company filed a complaint in the Supreme Court of the State of New York, County of New York, against Seller relating to the Agreement. On December 20, 2018, the Company and Seller entered into a stipulation and order (“Stipulation and Order”) which, among other things, discontinued with prejudice all monetary causes of action, claims, and counterclaims asserted by the Company and Seller in connection with the Agreement. The Court retained jurisdiction for all purposes other than the monetary claims and counterclaims discontinued, including enforcing the terms of the Stipulation and Order and preceding Court orders and stipulations and enforcing the terms of the Agreement after consummation of the Acquisition.

On December 20, 2018, the Company entered into an Amendment No. 4 (the “Fourth Amendment”) to the Amended and Restated Credit Agreement among the Company, the lenders party thereto, and BankUnited, N.A., lead arranger, administrative agent, and collateral agent (the “Agent” and together with such lenders, the “Lenders”). Under the Fourth Amendment, the Lenders consented to the execution and consummation of the Agreement and amended the existing facility by (i) entering into a guaranty agreement (the “Guaranty”) with each of WMI and its wholly-owned subsidiary, Compac Development Corporation (“Compac”), evidencing each of their continuing, absolute, and unconditional guaranty of the Company’s indebtedness under the credit facility and (ii) entering into a security agreement (the “Security Agreement”) whereby each of WMI and Compac pledged all of their assets as collateral to the Agent for the benefit of the Lenders to secure the Company’s indebtedness under the credit facility.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the Agreement that was previously included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 22, 2018 and the Order and Amendment to the Stock Purchase Agreement, dated November 9, 2018, included as Exhibit 10.1 to the Company’s Quarterly Report on Form 8-K filed with the SEC on November 13, 2018. The foregoing description of the Second Amendment does not purport to be complete, and is qualified in its entirety by reference to the Second Amendment, a copy of which is filed with this Current Report as Exhibit 10.1 and is incorporated herein by reference. The foregoing descriptions of the Fourth Amendment, the Guaranty and the Security Agreement do not purport to be complete, and are qualified in their entirety by reference to the Fourth Amendment, the Guaranty, and the Security Agreement, copies of which are filed with this Current Report as Exhibits 10.2, 10.3, and 10.4, respectively, and are incorporated herein by reference.

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Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 concerning the closing of the transactions contemplated by the Agreement is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 20, 2018, the Company issued a press release announcing the consummation of the Acquisition, a copy of which is attached hereto as Exhibit 99.1.

The information contained in the press release is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

The financial statements required by Rule 3-05 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(b)       Pro forma financial information

The pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but in no event later than 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed.

(d)        Exhibits:

Exhibit No.	Description
10.1	Second Amendment to Stock Purchase Agreement, dated as of December 20, 2018, between Air Industries Group and CPI Aerostructures, Inc.
10.2	Amendment No. 4 to the Amended and Restated Credit Agreement dated as of December 20, 2018, by and among CPI Aerostructures, Inc. and BankUnited, N.A.
10.3	Commercial Guaranty dated as of December 20, 2018, by and among Welding Metallurgy, Inc., Compac Development Corporation, and BankUnited, N.A.
10.4	Continuing General Security Agreement dated as of December 20, 2018, by and among Welding Metallurgy, Inc., Compac Development Corporation, and BankUnited, N.A.
99.1	Press release, dated December 20, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2018	CPI AEROSTRUCTURES, INC.

	By:	/s/ Vincent Palazzolo
Vincent Palazzolo
Chief Financial Officer